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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  May 25, 2006

                                   NUVIM, INC.
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             (Exact name of Registrant as specified in its charter)

                        Commission File Number 000-50508

               Delaware                             13-4083851
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    (State or other jurisdiction of            (I.R.S.  Employer
    incorporation or organization)             Identification No.)

               12 North State Route 17, Paramus, New Jersey 07652
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                    (Address of Principal Executive Offices)

                                  201.556.1010
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              (Registrant's Telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        (b) In a communication received by NuVim on May 25, 2006 after the shareholders' and directors' meetings, NuVim director and Corporate Governance and Nominating Committee chair William Franke resigned as a director effective June 1, 2006. As a result of this, although he was elected a director at the annual meeting, he will not continue to serve. No disagreements were included in Mr. Franke's communication and none are known to any executive officer.

        (d) At its May 25, 2006 meeting, the directors elected Doug Scott, the President, CEO, and Founder of the Platinum Television Group and New Line Media Solutions. Mr. Scott, who is 39 years old, has served in this capacity since 1997. Before that he was a Vice President and Senior Vice President with responsibility for marketing and media development for Intermedia Marketing Solutions, Inc. His committee assignments have not been made at this time.

        During 2005, NuVim paid Mr. Scott's production company, Platinum Television Group, a total of $19,700 for advertising production services. Management believes that the price for the services delivered was in line with industry standards.

SECTION 8 OTHER EVENTS

ITEM 8.01 OTHER EVENTS

        At the 2006 Annual Meeting of Shareholders held on May 25th, 2006 the holders of 4,295,330 shares of common stock were represented. Their votes for director are set forth in the following table.

         Name                             For       Withheld
         --------------------------   -----------   --------
         Richard Kundrat                4,171,437      4,372
         Peter DeCrescenzo              4,171,437      4,372
         William C. Franke              4,174,626      1,183
         Calvin L. Hodock               4,174,626      1,183
         Stanley H. Moger               4,171,437      4,372

All five candidates were elected. Please see Items 5.02 (b) and (d) for a report concerning Mr. Franke's resignation and the election of his replacement.

        At the same meeting, the shareholders approved the 2006 Stock Option Plan by a vote of 1,605,595 in favor and 21,441 opposed.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  The Financial Statements of business acquired.

     Not Applicable

(b)  Pro forma financial statements.

     Not Applicable

(c)  Exhibits:

        Exhibit Number      Description of Exhibit
        --------------      ----------------------------------------------------
            10.44           2006 Stock Option Plan

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NUVIM, INC.

Date: May 30, 2006                               By:  /s/ Richard Kundrat, CEO
                                                      --------------------------
                                                      Richard Kundrat, CEO

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                                INDEX TO EXHIBITS

Exhibit        Page
Number        Number                             Description
----------   --------        ---------------------------------------------------
10.44          E-1           2006 Stock Option Plan

                                   Page 5 of 5